Earnings per Share	12 Months Ended
Dec. 31, 2020
Text Block [Abstract]
Disclosure of earnings per share [text block]
(6)	Earnings per Share
Basic earnings per share are determined by dividing the net income for the period attributable to the ordinary shareholders of Atotech Limited by the basic weighted average number of ordinary shares outstanding during the period.
Basic earnings per share increased in comparison to the prior year due to higher net income for the period:

($ in millions, except share data and earnings per share)	Year ended Dec. 31, 2020	Year ended Dec. 31, 2019	Year ended Dec. 31, 2018
Net income/(loss) for the period	(289.4)	7.63	(23.7)
Interest accrued on preference shares	(133.7)	(119.4)	(132.1)

Net loss attributable to shareholders	(423.1)	(111.8)	(155.8)

Basic weighted average number of ordinary shares outstanding	91,152,556	91,152,556	91,152,556

Basic earnings per share	(4.64)	(1.23)	(1.71)

With effect from Jan. 25, 2020, Atotech Limited, a Bailiwick of Jersey company, directly and indirectly owns all outstanding equity interest of all subsidiaries of the Group and therefore superseded Atotech UK Topco Limited as the ultimate parent of the Group. However, this reorganization did not have an impact on the number of ordinary shares outstanding and therefore, does not influence the calculation of earnings per share.
On Jan. 25, 2021, the Atotech Group commenced its initial public offering (“IPO”). In connection with the consummation of the IPO, Atotech Limited issued 64,997,558 additional common shares on a pro rata basis to all existing common shareholders (an additional 2.4851 shares for each existing share), increasing the number of common shares from 26,154,998 to 91,152,556. The effect of this share issuance has been reflected on a retrospective basis in these financial statements.
Interest accrued on preferred shares refers to the 12% compounded annual dividend on preferred shares prior to any dividend distributions made to holders of Common Shares. Please refer to note (14) for more information on common and preferred shares.
Diluted earnings per share are determined by dividing the net income for the period attributable to the ordinary shareholders by the diluted weighted average number of shares outstanding during the period. In all periods, ordinary shares with a dilutive effect (stock options) were excluded, because the effect would be anti-dilutive. Hence, the basic earnings per share correspond to diluted earnings per share in 2020 and prior periods.